DAVI SKIN, INC.
(A DEVELOPMENT STAGE COMPANY)
FINANCIAL STATEMENTS

TABLE OF CONTENTS

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Report of Independent Registered Public Accounting Firm                                                                                                                 1

Financial statements

Balance sheet                                                                                                                                                                                   2

Statement of operations                                                                                                                                                                    3

Statement of stockholders’ equity                                                                                                                                                     4

Statement of cash flows                                                                                                                                                                    7

Notes to financial statements                                                                                                                                                             9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Davi Skin, Inc.
Las Vegas, Nevada

We have audited the accompanying balance sheet of Davi Skin, Inc. (A Development Stage Company) as of June 30, 2004 and the related statements of operations, stockholders’ equity, and cash flows for the period from March 21, 2004 (Date of Inception) through June 30, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Davi Skin, Inc. (A Development Stage Company) as of June 30, 2004, and the results of its operations and cash flows for the period from March 21, 2004 (Date of Inception) through June 30, 2004 in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations, which raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Beckstead and Watts, LLP
Beckstead & Watts, LLP
October 15, 2004
Las Vegas, Nevada

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DAVI SKIN, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
JUNE 30, 2004

ASSETS

Current assets
Cash and cash equivalents	$590,171
Total current assets	590,171

Fixed assets, net	19,752

Total assets	$609,923

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable and accrued expenses	$17,889
Total current liabilities	17,889

Total liabilities	17,889

Commitments and contingencies	--

Stockholders' equity
Preferred stock; $.001 par value; 10,000,000 shares
authorized, and no shares issued and outstanding	--
Common stock; $.001 par value; 90,000,000 shares
authorized, 9,745,634 shares issued and outstanding	9,746
Additional paid-in capital	763,802
Stock subscriptions receivable	(8,200)
Accumulated deficit during development stage	(173,314)
Total stockholders' equity	592,034

Total liabilities and stockholders' equity	$609,923

See Accompanying Notes to Consolidated Financial Statements

2

DAVI SKIN, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM MARCH 21, 2004 (DATE OF INCEPTION)
THROUGH JUNE 30, 2004

Revenues	$--

Cost of revenues	--

Gross profit	--

Operating expenses
Depreciation	999
Selling general and administrative	173,189
Total operating expenses	174,188

Loss from operations	(174,188)

Other income
Interest income	874
874

Loss before provision for income taxes	(173,314)
Provision for income taxes	--

Net loss	$(173,314)

Basic loss per common share	$(0.02)
Diluted loss per common share	$(0.02)

Basic and diluted weighted average common
shares outstanding	9,606,527

See Accompanying Notes to Consolidated Financial Statements

3

DAVI SKIN, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE PERIOD FROM MARCH 21, 2004 (DATE OF INCEPTION) THROUGH JUNE 30, 2004

Accumulated
Stock Deficit During Total
Preferred Stock Common Stock Additional Subscriptions Development Stockholders'
Shares Amount Shares Amount Paid-in Capital Receivable Stage Equity

Balance, March 21, 2004 (Date of Inception)	--	$--	--	$--	$--	$--	$--	$--

Issuance of common stock to founders,
$.001 per share	--	--	8,200,000	8,200	--	(8,200)	--	--

Issuance of common stock, weighted
average price of $.50 per share	--	--	1,545,634	1,546	763,802	--	--	765,348

Net loss	--	--	--	--	--	--	(173,314)	(173,314)

Balance, June 30, 2004	--	$-	9,745,634	$9,746	$763,802	$(8,200)	$(173,314)	$592,034

See Accompanying Notes to Consolidated Financial Statements

4

DAVI SKIN, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM MARCH 21, 2004 (DATE OF INCEPTION)
THROUGH JUNE 30, 2004

Cash flows from operating activities:
Net loss	$(173,314)
Adjustments to reconcile net loss to net
cash used by operating activities:
Depreciation	999
Changes in operating assets and liabilities:
Change in accounts payable and accrued expenses	17,889
Net cash used in operating activities	(154,426)

Cash flow from investing activities:
Purchase of fixed assets	(20,751)
Net cash used in investing activities	(20,751)

Cash flows from financing activities:
Proceeds from issuance of common stock	765,348
Net cash provided by investing activities	765,348

Net change in cash	590,171

Cash and cash equivalents, beginning of period	--

Cash and cash equivalents, end of period	$590,171

See Accompanying Notes to Consolidated Financial Statements

5

DAVI SKIN, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

1.   DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES

Description of business - Davi Skin, Inc., (referred to as the "Company") business activity is the establishment and development of an all natural grape-based skin care line.

History - Davi Skin, Inc. ( referred to as the "Company") was incorporated in Nevada on March 21, 2004.

Development stage company - The accompanying financial statements have been prepared in accordance with the Statement of Financial Accounting Standards No. 7 "Accounting and Reporting by Development-Stage Enterprises". A development-stage enterprise is one in which planned principal operations have not commenced or if its operations have commenced, there has been no significant revenue there from.

Going concern - The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred cumulative net losses of approximately $173,000 since its inception and may require additional capital for its operational activties. The company’s ability to raise additional capital through the future issuances of the common stock is unknown. The obtainment of additional financing and its transition, ultimately, to the attainment of profitable operations are necessary for the Company to continue operations. The ability to successfully resolve these factors raise substantial doubt about the Company’s ability to continue as a going concern. The consolidated financial statements of the Company do not include any adjustments that may result from the outcome of these aforementioned uncertainties.

Definition of fiscal year - The Company’s fiscal year end is December 31.

Use of estimates - The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue recognition - Revenues are recognized during the period in which the revenues are received. Costs and expenses are recognized during the period in which they are incurred.

Fixed assets - Fixed assets are stated at cost less accumulated depreciation. Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets, which are generally 3 to 10 years. The cost of repairs and maintenance is charged to expense as incurred. Expenditures for property betterments and renewals are capitalized. Upon sale or other disposition of a depreciable asset, cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in other income (expense).

The Company periodically evaluates whether events and circumstances have occurred that may warrant revision of the estimated useful life of fixed assets or whether the remaining balance of fixed assets should be evaluated for possible impairment. The Company uses an estimate of the related undiscounted cash flows over the remaining life of the fixed assets in measuring their recoverability.

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DAVI SKIN, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT POLICIES (continued)

Fair value of financial instruments - Financial accounting standards Statement No. 107, "Disclosure About Fair Value of Financial Instruments", requires the Company to disclose, when reasonably attainable, the fair market values of its assets and liabilities which are deemed to be financial instruments. The carrying amounts and estimated fair values of the Company’s financial instruments approximate their fair value due to the short-term nature.

Earnings (loss) per share - Basic earnings (loss) per share exclude any dilutive effects of options, warrants and convertible securities. Basic earnings (loss) per share is computed using the weighted-average number of outstanding common stocks during the applicable period. Diluted earnings per share is computed using the weighted-average number of common and common stock equivalent shares outstanding during the period. Common stock equivalent shares are excluded from the computation if their effect is antidilutive.

Income taxes - The Company accounts for its income taxes in accordance with Statement of Financial Accounting Standards No. 109, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Comprehensive income (loss) - The Company has no components of other comprehensive income. Accordingly, net loss equals comprehensive loss for all periods.

Advertising costs - Advertising costs incurred in the normal course of operations are expensed as incurred. No advertising costs have been incurred from March 21, 2004 (date of inception) through June 30, 2004.

Stock-based compensation - The Company applies Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees, and Related Interpretations, in accounting for stock options issued to employees. Under APB No. 25, employee compensation cost is recognized when estimated fair value of the underlying stock on date of the grant exceeds exercise price of the stock option. For stock options and warrants issued to non-employees, the Company applies SFAS No. 123, Accounting for Stock-Based Compensation, which requires the recognition of compensation cost based upon the fair value of stock options at the grant date using the Black-Scholes option pricing model. For period from March 21, 2004 (date of inception) through June 30, 2004, there were no stock options and/or warrants granted

In December 2003, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure". SFAS No. 148 amends the transition and disclosure provisions of SFAS No. 123. The Company is currently evaluating SFAS No. 148 to determine if it will adopt SFAS No. 123 to account for employee stock options using the fair value method and, if so, when to begin transition to that method.

New accounting pronouncements - In April 2002, the FASB issued Statement No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendments of FASB Statement No. 13, and Technical Corrections . The Company does not believe that the adoption of this pronouncement will have a material effect on its financial statements.

7

DAVI SKIN, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

1.   DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT POLICIES (continued)

New accounting pronouncements (continued)

In June 2002, the FASB issued Statement No. 146, Accounting for Costs Associated With Exit or Disposal Activities. This statement requires the recognition of a liability for a cost associated with an exit or disposal activity when the liability is incurred versus the date the Company commits to an exit plan. In addition, this statement states the liability should be initially measured at fair value. The statement is effective for exit or disposal activities that are initiated after December 31, 2002. The Company does not believe that the adoption of this pronouncement will have a material effect on its financial statements.

In November 2002, the Financial Accounting Standards Board issued FASB Interpretation No. 45 ("FIN No. 45"), Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others an interpretation of SFAS No. 5, 57, and 107 and rescission of FASB Interpretation No. 34, was issued. FIN No. 45 clarifies the requirements of SFAS No. 5, Accounting for Contingencies, relating to a guarantor's accounting for, and disclosure of, the issuance of certain types of guarantees. The adoption of the provisions of FIN No. 45 did not have a material impact on the Company's results of operations, financial position or cash flows.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities. This interpretation establishes standards for identifying a variable interest entity and for determining under what circumstances a variable interest entity should be consolidated with its primary beneficiary. Until now, a company generally has included another entity in its consolidated financial statements only if it controlled the entity through voting interests. Interpretation No. 46 changes that by requiring a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity’s activities or is entitled to receive a majority of the entity’s residual returns or both. The Company does not believe that the adoption of this pronouncement will have a material effect on its financial statements.

2.   FIXED ASSETS.
      Fixed assets consist of the following as of June 30, 2004:

      Furniture and fixtures                                                                                               $    6,902
      Computer equipment                                                                                                   13,849
                                                                                                                                         20,751
      Less: accumulated depreciation                                                                                         999

      Fixed assets, net                                                                                                     $    19,752
                                                                                                                                    ========

3.   CAPITAL STOCK TRANSACTIONS

Preferred stock - The authorized preferred stock is 10,000,000 shares at $0.001 par value. As of June 30, 2004, there were no preferred stock issued or outstanding.

Common stock - The authorized common stock is 90,000,000 shares at $0.001 par value. On March 21, 2004, the Company issued 8,200,000 shares of its common stock to its founders at $0.001 per share in consideration of stock subscription receivable totaling $8,200. In April 2004, the Company issued 1,545,634 shares of its common stock to 55 individuals through a private placement memorandum at a weighted average cost of $0.50 per share in consideration of cash totaling $765,348.

8

DAVI SKIN, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

4.   PLAN OF MERGER AND REORGANIZATION AGREEMENT

On June 21, 2004, the Company completed and closed a Plan of Merger and Reorganization Agreement with MW Medical, Inc. ("MWM"), publicly traded non-operating company, whereby both parties agreed that a subsidiary of MWM would merge into and with the Company and become a wholly owned subsidiary of MWM. As consideration for this merger transaction, MWM issued 9,745,634 shares of its common stock in exchange for all the outstanding common stock of the Company on a one-for-one share exchange basis. The Agreement further provided MWM officers and directors to resign and the board of directors of the Company would become the board of directors for MWM. This transaction shall be accounted for as a quasi-reorganization whereby the Company would be considered the accounting acquirer to which the accounting history of the acquirer would be carried forward as the history for MWM and no goodwill would be recorded. The accompanying financial statements do not include any activities of MWM from June 21, 2004 through June 30, 2004. Accordingly, the accompanying financial statements only reflect the activities of the Company as if the merger transaction occurred on June 30, 2004 since there is only nine days difference to which any activities would be considered insignificant.

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